Notes Payable	12 Months Ended
Mar. 31, 2012
Notes Payable
5.	Notes Payable

Loan and Security Agreement

In March 2008, the Company entered into a Loan and Security Agreement (the “Loan Agreement”) with Hercules Technology II, L.P. (the “lender”). The Loan Agreement provided for a loan in an aggregate principal amount up to $7.0 million (the “Term Loan”) and required the Company to draw an initial tranche of $4.0 million upon the execution of the Loan Agreement. The Loan Agreement provided the Company the ability to draw additional Term Loan advances in an aggregate amount up to $3.0 million in minimum increments of $1.0 million, of which the Company drew $2.0 million in August 2008. In connection with the Loan Agreement, the Company issued a warrant to the lender to purchase 65,000 shares of Series A 2005 Convertible Preferred Stock, and incurred approximately $215,000 for debt issuance costs. The fair value of the warrant, which was determined using Black-Scholes option-pricing model upon issuance, approximated $431,000.

The outstanding principal balance of the Term Loan bore interest at a rate of per annum equal to greater of the LIBOR Rate plus 6.5% and 10% and had an additional 2% paid-in-kind interest. Interest was payable monthly with all principal balance payable upon maturity. The Term Loan permitted the Company to prepay all principal balances with a prepayment charge. In August 2010, the Company repaid the entire $6.0 million of the then outstanding principal balance and incurred a prepayment charge of $60,000. The terms of the Loan Agreement required the Company to comply with various covenants. Through August, 2010, when the Term Loan was repaid, the Company was in compliance with the terms of the Loan Agreement.